Exhibit 99.2 Q2 2023 Results Presentation August 23, 2023

Cautionary Statement Regarding Forward-Looking Information This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “anticipates,” “plans,” or similar expressions to identify forward-looking statements. Forward-looking statements include, but are not limited to, comments about Kohl’s future financial plans, capital generation, management and deployment strategies, adequacy of capital resources and the competitive environment. Such statements are subject to certain risks and uncertainties, which could cause the Company's actual results to differ materially from those anticipated by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks described more fully in Item 1A in the Company’s Annual Report on Form 10-K, which are expressly incorporated herein by reference, and other factors as may periodically be described in the Company’s filings with the SEC. Any number of risks and uncertainties could cause actual results to differ materially from those Kohl’s expresses in its forward-looking statements, including macroeconomic conditions such as inflation and the long-term impact of COVID-19 on the economy and the pace of recovery thereafter. Forward-looking statements relate to the date initially made, and Kohl’s undertakes no obligation to update them. Non-GAAP Financial Measures In addition, this presentation contains non-GAAP financial measures, including Free Cash Flow. Reconciliations of all non-GAAP measures to the most directly comparable GAAP measures are included in the Appendix of this presentation. 2

Our 2023 Priorities 7 2023 Outlook & 11 Long-Term Strategy Q2 2023 Results 15 3

“Our second quarter earnings were in line with our expectations. We maintained strong sales momentum in Sephora at Kohl’s, reduced inventory by 14%, and managed expenses tightly. Further, solid cash flow generation allowed us to reduce our borrowings in the period.” “Many of our strategic efforts are just underway, which we expect will contribute incrementally in the back half of the year, and even more so in 2024 and beyond. We have enhanced the store experience and recently opened an additional 200 Sephora at Kohl’s shops, and are taking steps to further optimize our assortment and simplify our value strategies. Looking ahead, we are reaffirming our 2023 guidance and remain confident in our longer-term opportunity. I want to thank the entire Kohl’s team for their efforts to support and drive improved Kohl’s performance.” Tom Kingsbury Chief Executive Officer 4

Kohl's has built a solid foundation for growth Customers Stores Stores Stores in 49 states Active Customers 65M+ 1,171 as of Q2 2023 Loyalty Members 30M+ Stores with Sephora 800+ as of Q2 2023 Of Americans live Accessible and within 15 miles of 80% Aspirational Brand a Kohl’s store Portfolio Digital Of digital sales Digital sales ~35% fulfilled by stores 32% penetration Website visits 1.6B Active App users 20M Digital sales CAGR 8% over the last 5 years 5 All figures 2022 unless otherwise noted

Long-standing focus on ESG stewardship Environmental, Social, and Governance stewardship is a key component of our strategy and our vision, and guides how we interact with our customers, employees, and our communities Culture Community Climate ~100,000 $845M Net Zero by 2050 Associates donations through Kohl’s Cares committed to reducing GHG emissions 8 5.5M+ 164 Business Resource Groups volunteer hours served by Kohl’s associates solar and wind locations 169 EV charging locations Member of Dow Jones Sustainability Indices Powered by the S&P Global CSA All ﬁgures as of year end 2022 6 Note: See Kohl’s 2022 ESG Report for a thorough overview of the company’s eﬀorts

Our 2023 Priorities 7

Our 2023 Priorities Enhance the Accelerate and Manage Inventory Strengthen the Customer Simplify Our and Expenses Balance Sheet Experience Value Strategies with Discipline 8 8

FOCUSED ON FOUR OVERARCHING PRIORITIES TO Drive Improved Sales and Profitability Enhance the Accelerate and Manage Inventory Customer Simplify Our and Expenses Strengthen the Experience Value Strategies with Discipline Balance Sheet • Simplified pricing • Heightened focus on • $1.5B ABL enhances • Sephora growth and inventory control processes liquidity position and expansion • Greater consistency in our to increase inventory turns flexibility marketing offers • Optimize assortment to • Planning inventory down • Debt reduction in 2023 reflect customer interests • Leverage industry leading mid-single digits % to loyalty program (Kohl’s • Remain committed to • Create an exciting in-store increase ability to chase Cash, Kohl’s Rewards, long-term leverage target experience Kohl’s Card) • Marketing efficiency of 2.5x • Focus on home, gifting, and • Co-brand credit card • Benefit from organization • Lower capital spend in impulse launch realignment 2023 • Drive digital growth 9

Driving continued growth through Sephora at Kohl’s Delivering incremental $2 billion sales and traffic sales goal* and acquiring new customers • Achieved significant total beauty sales growth of nearly 90% in Q2 2023, with greater than 20% comparable beauty sales growth in the Sephora shops opened in 2021 and 2022 Highly • Nearly 200 full size Sephora shops were opened in Q2 2023, 900 with another ~50 planned to open in Q3. In addition, we are accretive opening 50 smaller format Sephora shops by the end of 2023, Sephora shops with plan to roll out to the remainder of chain by 2025 operating by year end 2023 • Significant return on investment with expected payback period margin of less than 3.5 years 10 * By 2025

2023 Outlook & Long-Term Strategy 11

2023 Outlook METRIC FULL YEAR GUIDANCE Net Sales (2%) to (4%) vs. 2022, includes a 1% beneﬁt from the 53rd week Operating Margin Approx. 4.0% Diluted EPS $2.10 to $2.70 12

Focused on returning balance sheet to historical strength through balanced capital allocation strategy

- Committed to rebuilding cash balance and reducing leverage to our long-term target of 2.5x
- Will continue to prioritize investments in the business, followed by our commitment to the dividend with excess cash deployed for debt reduction and share repurchases
- We remain firmly committed to the health of our balance sheet and capital allocation decisions going forward will continue to reflect this priority

Recent Actions and Forward Commitments

Strategic Investment in the Business

- Planning to invest $600 million to $650 million through capex in 2023
- Key investments include ~250 Sephora shops, a smaller Sephora format in 50 additional stores, store refreshes, as well as 7 new stores, including one relocation

Commitment to the Dividend

- Will continue to prioritize current dividend, which represents a healthy yield for our shareholders
- On August 8, the Board declared a quarterly cash dividend of $0.50 per share payable to shareholders on September 20, 2023

Revolver

- Replaced and upsized revolver in January 2023 to $1.5 billion secured facility, enhancing our liquidity and flexibility
- Reduced revolver borrowings by $205 million in Q2, and will sequentially work the balance down with no anticipated borrowings at year-end

Debt Reduction

- Retired $164 million of February 2023 bond maturities in early Q1 2023, and expect to retire an additional $111 million of December 2023 bond maturities later this year

Share Repurchases

- Not planning on repurchasing any additional shares until our balance sheet is strengthened on a path towards our long-term leverage target of 2.5x

KOHL'S 13

Committed to Creating Long-Term Value Kohl’s Long-term Financial Framework SALES GROWTH OPERATING MARGIN EPS GROWTH Low-Single Mid-to-High 7% to 8% + = Digits % Single Digits % Capital Allocation Principles Strong Significant Capital Invest in Growth Balance Sheet Returns 14

Q2 2023 Results 15

Q2 2023 Summary Key Takeaways Q2 2023 • Net sales declined (4.8%) versus Q2 2022 & comparable sales declined (5.0%) • Second quarter earnings were in line with our expectations despite macroeconomic • Gross margin decreased (61) bps compared to last year driven by product cost inflation and headwinds continuing to pressure our higher shrink, partially offset by lower freight expense and digital-related cost of shipping customers • SG&A expense increased 1.6% primarily driven by higher store expenses, partially offset by lower marketing and distribution costs • Sephora at Kohl’s drove a total beauty • Operating income of $163 million and net income of $58 million, or $0.52 per diluted share sales increase of nearly 90%, with greater than 20% comparable beauty sales growth • Inventory decreased (14%) year-over-year in the Sephora shops opened in 2021 and 2022 • Solid inventory management and expense discipline drove operating cash flow of $430 million and free cash flow of $176 million in the quarter • Reduced revolver borrowings by $205 million in Q2 16 16 (1) - Free Cash Flow is a non-GAAP ﬁnancial measures. Please refer to the reconciliation included in the Appendix for more information.

Q2 Key Metrics Consolidated Statement of Operations Three Months Ended (Dollars in Millions) July 29, 2023 July 30, 2022 Net Sales $ 3,678 $ 3,863 Total Revenue 3,895 4,087 Gross Margin Rate 39.0% 39.6% SG&A 1,304 1,283 Depreciation 186 206 Operating Income 163 266 Interest Expense 89 77 Provision for Income Taxes 16 46 Net Income 58 143 Diluted EPS $0.52 $1.11 Key Balance Sheet Items July 29, 2023 July 30, 2022 (Dollars in Millions) Cash and Cash Equivalents $ 204 $ 222 Merchandise Inventories 3,474 4,034 Accounts Payable 1,376 1,497 Borrowings under revolving credit facility 560 79 Current portion of Long-term debt 111 164 Long-term Debt 1,637 1,747 July 29, 2023 Key Cash Flow items (Dollars in Millions) Three Months Ended Six Months Ended Operating Cash Flow $ 430 $ 228 Capital Expenditures (244) (338) Net, Finance lease and Financing obligations (10) (30) (1) $ 176 $ (140) Free Cash Flow 17 (1) - Free Cash Flow is a non-GAAP ﬁnancial measures. Please refer to the reconciliation included in the Appendix for more information.

Q2 2023 Gross Margin & SG&A Expense Performance Gross Margin SG&A Expense Deleveraged (208) bps vs. Q2 2022 Decreased (61) bps vs. Q2 2022 $1,304M 39.6% $1,283M 39.0% % Total 31.4% 33.5% Revenue Q2 2022 Q2 2023 Q2 2022 Q2 2023 Q2 2023 Gross Margin Takeaways Q2 2023 SG&A Takeaways • Higher product costs driven by inflation • Higher store expenses driven by Sephora openings, wage inflation, and in-store strategies • Elevated shrink • Disciplined expense management across organization; lower • Lower freight expense and digital-related cost of shipping marketing and distribution costs 18

Appendix 19

Reconciliations Free Cash Flow July 29, 2023 ($ in millions) Three Months Ended Six Months Ended Net cash provided by operating activities $ 430 $ 228 Acquisition of property and equipment (244) (338) Finance lease and financing obligation payments (22) (47) Proceeds from financing obligations 12 17 Free Cash Flow $ 176 $ (140) 20